UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported)  April 24, 2007
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                             BTU INTERNATIONAL, INC.
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             (Exact name of registrant as specified in its chapter)


          DELAWARE                  000-17297               04-2781248
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(State or other jurisdiction       (Commission             (IRS Employer
      of incorporation             File Number)          Identification No.)

   23 ESQUIRE ROAD, N. BILLERICA, MASSACHUSETTS             01862
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   (Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code  (978) 667-4111
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                                 NOT APPLICABLE
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         (Former name or former address, if changed since last report)


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ITEM 2.02  Results of Operations and Financial Condition.

On April 24, 2007, BTU International Inc. issued a news release to report its financial results for the quarter ended April 1, 2007.


ITEM 9.01  Financial Statements and Exhibits.

(c) The release is furnished as Exhibit 99.1 hereto. Such information, including the Exhibits attached hereto, shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           BTU INTERNATIONAL, INC.
                                               (Registrant)


Date:  April 24, 2007                  By: /s/ Thomas P. Kealy
                                           -------------------------------------
                                       Thomas P. Kealy
                                       Vice President, Corporate Controller and
                                       Chief Accounting Officer (principal
                                       financial and accounting officer)



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                                  EXHIBIT INDEX
                                  -------------


         EXHIBIT
         NUMBER            DESCRIPTION OF EXHIBIT
         ------            ----------------------

         99.1              News release, dated April 24, 2007, of BTU
                           International, Inc.